SCHWAB CAPITAL TRUST

Schwab Target Index Funds

Schwab Target 2010 Index Fund, Schwab Target 2015 Index Fund, Schwab Target 2020 Index Fund,

Schwab Target 2025 Index Fund, Schwab Target 2030 Index Fund, Schwab Target 2035 Index Fund,

Schwab Target 2040 Index Fund, Schwab Target 2045 Index Fund, Schwab Target 2050 Index Fund,

Schwab Target 2055 Index Fund and Schwab Target 2060 Index Fund

(collectively, the Funds)

Supplement dated June 8, 2017 to the Prospectus, Summary Prospectuses and Statement of Additional Information (SAI), each dated August 18, 2016

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI and should be read in conjunction with those documents.

Consolidation of the Investor Shares into the Institutional Shares

At a meeting held on June 6, 2017, the Board of Trustees of Schwab Capital Trust approved the consolidation of the Investor Share class (Investor Shares) of the Funds into the Institutional Share class (Institutional Shares) (Consolidations) of the Funds.

Accordingly, effective on or about July 24, 2017 (the Consolidation Date), Investor Shares of the Funds will be consolidated into the Institutional Shares of the Funds and each Fund will no longer offer multiple share classes. To the extent that the Investor Share class does not have any shareholders and assets on the Consolidation Date, the Investor Shares will be deemed to be immediately terminated and will not be consolidated.

In addition, effective at market close on June 8, 2017 (the Closing Date), Investor Shares of the Funds are closed to new investors. All existing investors may continue to purchase additional shares or exchange their Investor Shares for Institutional Shares of the Funds at any time prior to the Consolidation Date. Effective as of the Closing Date, shareholders of other funds of the Schwab Funds and Laudus Funds group of funds will not be permitted to exchange any of their shares for Investor Shares of the Funds. The Funds may modify the implementation of these transaction policies to accommodate certain intermediaries’ system requirements.

The Consolidations will be non-taxable exchanges, meaning that the affected shareholders will not realize any gain or loss for federal tax purposes in connection with the Consolidations. In addition, a shareholder’s adjusted basis for federal tax purposes in the shares received in a Consolidation will be the same as that shareholder’s adjusted basis in the share class held immediately prior to the Consolidation.

Elimination of Minimum Initial Investment for Institutional Shares of the Funds

Effective June 8, 2017, the minimum initial investment required to invest in Institutional Shares of the Funds will be eliminated. All references to minimum initial investment for the Institutional Shares are deleted from the Prospectus and Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG97389-00 (06/17)

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